Exhibit 10.02
              Agreement for Design, Supply of Plant and Equipment

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

CHANGE ORDER

    Change Order Date: November 30. 1998                     Change Order No.01
    Contractor: Telesource CNMI. Inc.           CUC Contract No. CUC-PG-97-C057



--------------------------------------------------------------------------------

              This CHANGE ORDER NO.01 is made in reference to the AGREEMENT FOR DESIGN, SUPPLY OF PLANT AND EQUIPMENT, PRIVATE CONSTRUCTION, MANINTENANCE AND OPERATION, AND TRANSFER OF OWNERSHIP (Contract No. CUC-PG-97-C057) effective as of September 17, 1997 between the COMMONWEALTH UTILITIES CORPORATION and TELESOURCE CNMI, INC. (the "Original Agreement"). To the extent the terms and conditions of the Original Agreement are not in conflict with the terms and conditions of this Change Order No. I the provisions of both the Original Agreement and this Change Order No. 1 shall hereafter govern the rights and obligations of the parties (collectively the "Expanded Agreement").


                                                     RECITALS

               A. On October 11, 1996 CUC issued Request for Proposal No. 97-0002 (the "RFP"), which solicited responses from independent power producers for the design engineering, erection and operation of a power production facility on the island of Tinian which was capable of sustaining a 10 MW load expandable up to 30 MW. B. On March 6, 1997, after discussions with those responsible offerors who responded to the RFP, CUC awarded the project to the Contractor and on September 17, 1997 executed the Original Agreement for the construction, ownership, operation and eventual transfer to CUC of the 10 MW expandable Plant

               C. During a special session of the Tinian Delegation and Municipal Council on September 2, 1998, a Joint Resolution was passed recommending that as per the intent and spirit of the project RFP, the 10 MW Plant be expanded as quickly as possible in order to meet the growing power needs of the island.

               D. On September 19, 1995, the CUC Operations Committee after discussions with the Contractor and the Tinian leadership, made a determination that it was in the best interests of CUC and the people of Tinian for the expansion the Plant to be undertaken before the current phase of construction is completed.



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               E. On  September  25,  1998,  after a Special  Meeting of the CUC
               Board of Directors acting upon the recommendation of the CUC Operations Committee, the Board of Directors determined after a
               complete  review  of  all  the  circumstances   surrounding  this
               project, the terms and conditions of the original RFP and the Original Contract, and the Contractor's unique position as general contractor, owner and operator of the Plant, there was a demonstrated benefit to CUC for the Contractor to commence, the immediate expansion the Plant pursuant to Change Order in accordance with Paragraph 5.1 of the Original Agreement "Changes in the Work," and the terms and conditions of this Change Order No.1.


                                                     AGREEMENT

               1.  Definitions.     Unless otherwise  defined,  all capitalized
                   terms used in this Change Order No. 1 are defined in the Original Agreement and are used herein as so defined.

                                            CHANGE IN THE SCOPE OF WORK

               2. Expansion of the Plant Facilities. Subject to the provisions of Paragraphs 5 and 9 of this Change Order No. 1, Contractor shall perform all services and furnish all equipment tools, materials and supplies needed for the fabrication, installation, assembly, testing, and commissioning of such additional facilities as are necessary to increase the load of the Plant and Plant Equipment (collectively the "Plant Facilities") from 10 MW to 30 MW (the "Expansion").

               3. Expansion of Existing Physical Plant. The Expansion shall include but shall not be limited to all necessary additions and modifications to the fuel tanks and the building which houses the generation units, which are currently being built under the Original Agreement. No additions or modifications to the warehouse or Plant office shall be included in the Expansion as these facilities, as currently designed, are adequate for post-Expansion use.

               4. Addition of 30 MW Substation. The Expansion shall include the construction, testing and commissioning of a new 30 MW substation to be located on the Site adjacent to the Plant Facilities (the "Substation"). The Substation addition shall include all buildings, structures, switchgears, transformers and other equipment necessary to fully integrate the expanded Plant Facilities with CUC's existing distribution system, as generally described in the attached Exhibit "A" which is hereby incorporated by this reference.

               5. Addition of Generation Units. Within fourteen (14) months after the execution of this Change Order No. 1. Contractor shall furnish, install, test and commission two (2) five (5) MW, 720 RPM power generation units which,




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

                   in conjunction with the four (4) two and one-half (2.5) MW generation units provided under the Original Agreement, shall increase Plant power generation capacity to a load of twenty
                   (20) MW. In addition to the  installation of the two (2) five
                   (5) MW units as mentioned above, in the event Contractor in its sole discretion determines that the Plant Facilities require expansion in order to satisfy any additional demand for power, Contractor may install from time to time throughout the Extended Term as set forth in Paragraph 9 of this Change Order No.1, one or more additional five (5) MW generation units; provided, however, that at no time shall the load of the expanded Plant Facilities exceed thirty (30) MW and in no event shall the replacement or refurbishment of any previously installed generation unit be counted as an additional unit.

                      1. Expanded Operation and Maintenance Services. Throughout the Extended Term, as set forth in Paragraph 9, Contractor shall provide all services necessary to operate and maintain the Plant Facilities in the most efficient manner practical under the manufacturer's specifications and in coordination with CCC (the "Plant Operations"). At a minimum, Plant Operations shall include all services necessary to operate the Plant Facilities within the parameters set forth in the Original
                               Agreement as well as any additional services necessary for the operation of the expanded Plant Facilities, as its maximum capacity is increased from time to time, upon the same terms.

                       2. Fuel Consumption and Generator Efficiency. Contractor shall operate the Plant in accordance with the manufacturers' fuel consumption specifications for each generation unit and shall perform all maintenance and operation work in accordance with Good Utility Practice and the Minimum Operations and Maintenance Requirements as subsequently agreed to in writing by CUC and Contractor in accordance with the terms and conditions of the Original Agreement.

              8. Fuel Oil. CUC shall, at its own cost, provide all fuel oil necessary for the operation of the Plant at its maximum capacity, as such capacity may be increased from time to time throughout the Extended Term. Fuel shall at a minimum meet the specifications as set forth in Exhibit A of the Original Agreement.

                                              CHANGE IN CONTRACT TERM

              9. Extended Term. This Extended Agreement shall become effective upon the execution of this Change Order No.1, and shall remain in full force and effect until the expiration of ten
                   (10) years after the successful testing and commissioning of the last power generation unit installed under Paragraph 5, unless sooner terminated under Paragraph 11 of this Change Order or Paragraph 19 of the Original Agreement. Notwithstanding any other provision in this Change Order No. 1, no additional units shall be installed,



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                   tested or  commissioned  so as to allow the  Extended  Term to continue beyond the Term of the Lease for the Site, recorded at File No. 98-2806, Commonwealth Recorder.

                                             CHANGE IN CONTRACT PRICE

              10.  Payment.  Upon receipt of Contractor's  monthly invoice,  CUC
                   shall  pay  each  of  the   following   production   fees  to
                   Contractor:

                   (a) For a period of ten (10) years from the date of Substantial Completion as defined in the Original
                          Agreement, CUC shall pay for the first 5,140,000 kilowatt-hours produced each month (the "Base Load") in the manner set forth in Paragraph 6.2 of the Original Agreement.

                   (b) For a period of ten (10) years commencing upon the completion of the expanded 30 MW Plant Facilities and the successful testing and commissioning of the first two additional 5 MW generation units, CUC shall pay in addition to payment under Paragraph (a) above, a fixed fee of $0.065 (six and a half cents) (the "Expansion Rate") per each kilowatt-hour produced each month in excess of the Base Load (the "Second Phase Load").

                   (c) In the event any additional generation unit(s) are added by Contractor pursuant to Paragraph 5, and for a period of ten (10) years commencing upon the their successful testing and commissioning, CCC shall pay in addition to payment under Paragraphs (a) and (b) above, an additional fee for power produced in excess of the Base and Second Phase Loads, at a rate of $0.065 (six and a half cents) per each kilowatt-hour or as mutually agreed upon by the parties.

                   (d) From the expiration of each ten year period as set forth in Paragraphs (a) and (b) above through the end of the Extended Term, the fee due from CUC to contractor for each kilowatt-hour produced under such Paragraph shall be reduced to $0.03 (three cents) per kilowatt-hour, adjusted to reflect the annual increase in the Gross Domestic Product Implicit Price Deflector for each year commencing as of 1999. This reduced fee shall represent the cost of operation and maintenance, including manpower, consumables, spare parts and lubricating oil, but shall not include the cost of CUC provided fuel.

              11. Prepayment. CUC shall be entitled to terminate this Expanded Agreement for convenience upon pre-payment of the sum of the pre-payment purchase price for the applicable period as set forth in Schedule 2 to the Original Agreement and the pre-payment purchase price for the expansion as set forth in
                   Schedule 2.1, which is attached to this Change Order No. 1 as Exhibit "B" and is hereby incorporated by reference. CUC's option to terminate for convenience by pre-payment may be exercised by giving written notice to Contractor at least ninety (90) days prior to the applicable buy-out date listed



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

                   in Schedule 2.1, and by payment of the sum of the applicable pre-payment purchase prices as set forth in Schedule 2 and
                   Schedule 2.1. Pre-payment shall be possible only in those years in which pre-payment is allowed under both Schedule 2 and Schedule 2.1.

                                EQUITABLE ADJUSTMENTS TO ORIGINAL AGREEMENT

               12. Final  Payment  Date.  Title and risk of loss shall pass from
                   Contractor to CUC in the manner set forth in Paragraph 24.1 of the Original Agreement; provided however that title and risk of loss shall remain in Contractor, to protect Contractor's security interest in the expanded Plant Facilities, until all payments owing under this Extended Agreement are paid in full. Notwithstanding any other provision in this Change Order No. 1, after the final payment is made by CUC pursuant to sub-Paragraph 10(b) of this Change Order No. 1, Contractor shall not have nor allow any third party liens or any other third party encumbrances to remain or be placed on the Plant or Plant Facilities constructed under the Original Agreement, or the Plant or Plant Facilities comprising the expansion to twenty (20) MW pursuant to Paragraphs 2, 3,4 and 5 of this Change Order No.1.

               13. Damages.  In addition to all rights and remedies available to the parties under the Original Agreement, each party shall be entitled to recover any proven loss, cost, expense, or damages incurred, including lost profits, attributable to a breach by the other party of this Extended Agreement; provided that the damages provisions of the Original Agreement shall be applicable as set forth In Paragraph 14 below.

               14. Savings Clause.  All rights and obligations of the parties as set forth in the Original Agreement shall apply to this Extended Agreement to the extent they do not conflict with the express terms of this Change Order No. 1. To the extent there is an ambiguity between this Change Order No. 1 and the Original Agreement, the Original Agreement shall be deemed to express the over-all intent of the Parties in interpreting the express provisions of this Change Order No.1.




[This space intentionally left blank]





                                      232
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                       IN WITNESS WHEREOF, the parties have executed this Change
               Order No. 1 as on the date(s) set forth below.



               Procurement and Supply

                       I hereby certify that to the best of my  information  and
               belief this Change Order is in compliance with the CUC Procurement Regulations, is for a public purpose, and does not waste or abuse public funds.

           /s/ Mariano Dlg. Fajardo                    Date:    12/4/98
           -------------------------------             -------------------------
           -------------------------------             -------------------------
                                        Mariano DLG. Fajardo
                               Manager, Procurement & Supply


               Commonwealth Utilities Corporation Comptroller

                       I  hereby  certify  that  there  are   sufficient   funds
               available for the execution of this Change Order.

             /s/ Yenny Tom                               Date:    12/3/98
           --------------------------------              -----------------------
           --------------------------------              -----------------------
                                        Yenny Tom
                                       Comptroller


               Attorney General

                       I  hereby   certify  that  this  Change  Order  has  been
               numbered, reviewed and approved as to form and legal capacity.

             /s/ Willaim J. Ohli for Maya B. Kara        Date:    12/3/98
            ----------------------------------------     ----------------------
            ----------------------------------------     ----------------------
                                                Maya B. Kara
                                   Attorney General (Acting)





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

               Commonwealth Utilities Corporation

       /s/ Timothy P. Villagomez                   Date:    12/3/98
       -------------------------------             -----------------------------
       -------------------------------             -----------------------------
                                       Timothy P. Villagomez
                                          Executive Director

        /s/ Juan S. Dela Cruz                       Date:    12/3/98
        ------------------------------              ----------------------------
        ------------------------------              ----------------------------
                                           Juan S. Dela Cruz
                                Chairman, Board of Directors


               Commonwealth Development Authority

      /s/ Juan S. Tenorio                         Date:    12/9/98
      -------------------------------             -----------------------------
      -------------------------------             -----------------------------
                                             Juan S. Tenorio
                                Chairman, Board of Directors


               Telesource CNMI, Inc.

                       On behalf of Telesource CNMI, Inc., I represent that I am
               authorized to bind Telesource CNMI Inc. to the terms of this Change Order, and by my signature I do so hereby accept for Telesource, CNMI, Inc., and bind Telesource CNMI, Inc. to, the terms of this Change Order. I further represent for Telesource CNMI, Inc. that no person associated with Telesource CNMI, Inc. has retained any person in violation of Section 6-205 of the CUC Procurement Regulations.


        /s/ Khajardour S. Semikian                  Date:    11/30/98
        ---------------------------------          -----------------------------
        ---------------------------------          -----------------------------
                                       Khajadour S. Semikian
                                                   President

------------------------------------------------------------------------------
                               CERTIFICATION OF CONTRACT COMPLETION

                       I hereby certify that this contract bears all signatures and is therefore complete.


        /s/ Mariano DLG. Fajardo                    Date:    12/10/98
        -----------------------------------         ----------------------------
        -----------------------------------         ----------------------------
                                        Mariano DLG. Fajardo
                               Manager, Procurement & Supply


                                                    SCHEDULE OF
                                                     EQUIPMENT


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

               (General Description of Equipment, Subject to Modification and
                Elaboration)

                       The  following   lists  a  general   description  of  the
               equipment making up the major components of the first expansion from a 10 MW facility to a 30 MW facility capable of a 20 MW maximum load:


                               1.      2 X 5 MW Diesel Generator Sets

                               2.      Cooling System

                               3.      Breeching System with Mufflers

                               4.      Stack Suitable for Four (4) Exhaust Units

                               5.      Building Expansion Suitable for
                                       Thirty (30) MW

                               6.      Extension of Existing Switchgear

                               7.      Main 420,000 Gallon Fuel Storage Tank

                               8.      Daily Fuel Tanks with Fuel Accessories

                               9.      Compressed Air Starting System

                               10.     Lube Oil Distribution System

                                Ii.     Waste Oil Disposal System

                                12.     Substation

                               13.     Ventilation Fans and Air Intake System



                       Please see the attached layout drawings and schematics for further detail.




                                                                       PAGE 8



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                                   EXHIBIT "B"


                                                   SCHEDULE 2.1
                                          PREPAYMENT FOR EXPANSION PHASE

                     (To Be Paid in Addition to the Prepayment Price Set Forth
                                            in Schedule 2)

              EXPANDED 20 MW PHASE                         AMOUNT IN US$

              Commissioning & Testing                      12,250,000.00

              End of Year 3                                 9,783,000.00

              End of Year 4                                 8,821,000.00

              End of Year 5                                 7,750,000.00

              End of Year 6                                 6,540,000.00

              End of Year 7                                 5,200,000.00

              End of Year 8                                 3,900,000.00






                                   EXHIBIT "B"
                                   PAGE l OF 1



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